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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 4, 2000

                                 SUPERVALU INC.
             (Exact name of registrant as specified in its charter)


          Delaware                        1-5418                 41-0617000
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(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)


              11840 Valley View Road
              Eden Prairie, Minnesota                          55344
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      (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (952) 828-4000
                                                           --------------



          (Former name or former address, if changed since last report)
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Item 9.  Rescheduled Conference Call.
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         The Registrant has rescheduled a conference call with securities analysts previously scheduled for December 4, 2000 at 12:00 noon (CST). The new time for the conference call will be Tuesday, December 5, 2000 at 7:30 AM
(CST). A live and archived webcast of the conference call will be available at "www.supervalu.com" in the financial information section. A telephone replay of the call will be available by calling 1-630-652-3000 (enter pass code 3210809). The telephone replay and archived webcast will be available until December 18, 2000. In addition, the Registrant plans to issue a press release on December 5, 2000 pertaining to the matters to be discussed during the conference call.





SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 4, 2000

                                         SUPERVALU INC.


                                         By: /s/ Pamela K. Knous
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                                             Pamela K. Knous
                                             Executive Vice President,
                                               Chief Financial Officer
                                             (Authorized Officer of Registrant)